Supplement to the
Fidelity® SAI U.S. Momentum Index Fund
September 29, 2026
Summary Prospectus

At its September 2026 meeting, the Board of Trustees approved, subject to shareholder approval, (i) a proposal to reclassify Fidelity® SAI U.S. Momentum Index Fund as non-diversified; and (ii) a proposal to modify the fund's fundamental concentration policy. A meeting of the shareholders of the fund is expected to be held in the first quarter of 2027 to vote on these proposals. If approved, the changes will take effect on April 1, 2027, or the first day of the month following shareholder approval.
Currently, as a diversified company under the Investment Company Act of 1940 (the "1940 Act"), the aggregated total of single-issuer positions of 5% or more of the fund's total assets cannot exceed 25% of the fund's total assets.
As a non-diversified company under the 1940 Act, the fund would no longer be subject to the above restriction. A non-diversified company is permitted to hold a greater percentage of its assets in the securities of a smaller number of issuers than a diversified fund.
Currently, the fund's fundamental concentration policy does not allow the fund to invest more than 25% of its total assets in the securities of companies whose principal business activities are in the same industry. The proposed change to the fund's fundamental concentration policy will allow the fund to invest more than 25% of its total assets in securities of issuers in a particular industry to approximately the same extent that its index concentrates in the securities of issuers in a particular industry.
The proposed change to the fund's diversification classification is intended to provide the fund with greater long-term flexibility in executing its investment strategy, and the proposed change to the fund's fundamental concentration policy is intended to allow the fund to better align with its index. Neither change is expected to substantially affect the way the fund is currently managed.
Shareholders should read the proxy statement, which contains important information about the proposals when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-3455. The proxy statement will also be available on the Securities and Exchange Commission's website (www.sec.gov).
SY1-SUSTK-0926-100 1.9923665.100	September 29, 2026